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                                                                    Exhibit 10.5

                  AMENDMENT TO TEXTRON INC.'S CREDIT AGREEMENTS

      Amendment dated as of July 28, 2003 to the 364-Day Credit Agreement dated as of March 31, 2003 (the "364-DAY CREDIT AGREEMENT") and the 5-Year Credit Agreement dated as of April 1, 2002 (together with the 364-Day Credit Agreement, the "CREDIT AGREEMENTS") among TEXTRON INC. (the "BORROWER"), the BANKS party thereto (the "BANKS") and JPMORGAN CHASE BANK, as Administrative Agent (the "ADMINISTRATIVE AGENT").

                                   WITNESSETH:

WHEREAS, the parties hereto desire to designate Textron Financial Corporation, a subsidiary of the Company, as a Subsidiary Borrower under each of the Credit
                                  Agreements;

      NOW, THEREFORE, the parties hereto agree as follows:

      Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreements has the meaning assigned to such term in the Credit Agreements. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreements shall, after this Amendment becomes effective, refer to the Credit Agreements as amended hereby.

      Section 2. Definition of Subsidiary. The definition of "Subsidiary" in Section 1.01 of each of the Credit Agreements is hereby amended to read in its entirety as follows:

      "SUBSIDIARY" means, in respect to any Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof; provided, however, that (except for purposes of provisions of this Agreement relating to Subsidiary Borrowers) no Finance Company or any Subsidiary of any Finance Company shall be treated as a Subsidiary of the Company.

      Section 3. Representations of Borrower. The Company represents and warrants that (i) the representations and warranties of the Company contained in the Credit Agreements will be true on and as of the Amendment Effective Date and
(ii) no Default will have occurred and be continuing on such date.

      Section 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

      Section 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      Section 6. Effectiveness. This Amendment shall become effective on the date when the Administrative Agent shall have received from each of the Company and Banks comprising the Required Banks under each of the Credit Agreements a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof (the "AMENDMENT EFFECTIVE DATE").

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                        TEXTRON INC.

                                        By:  /s/ Mary F. Lovejoy
                                             -----------------------------------
                                             Name:  Mary F. Lovejoy
                                             Title: Vice President and Treasurer

                                        JPMORGAN CHASE BANK

                                        By:  /s/ Randolph Cates
                                             -----------------------------------
                                             Name:  Randolph Cates
                                             Title: Vice President

                                        BANK OF AMERICA, N.A.

                                        By:  /s/ John W. Pocalyko
                                             -----------------------------------
                                             Name:  John W. Pocalyko
                                             Title: Managing Director

                                        BANK ONE, NA

                                        By:  /s/ William Buhr
                                             -----------------------------------
                                             Name:  William Buhr
                                             Title: Vice President

                                        CITIBANK, N.A.

                                        By:  /s/ Hugo Arias
                                             -----------------------------------
                                             Name:  Hugo Arias
                                             Title: Vice President

                                        DEUTSCHE BANK AG NEW YORK BRANCH

                                        By:  /s/ William McGinty
                                             -----------------------------------
                                             Name:  William McGinty
                                             Title: Director

                                        By:  /s/ David G. Dickinson Jr.
                                             -----------------------------------
                                             Name:  David G. Dickinson Jr.
                                             Title: Vice President

                                        BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                        By:  /s/ J. W. Rhodes
                                             -----------------------------------
                                             Name:  J. W. Rhodes
                                             Title: Vice President

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                                        BARCLAYS BANK PLC

                                        By:  /s/ Douglas Bernegger
                                             -----------------------------------
                                             Name:  Douglas Bernegger
                                             Title: Director

                                        CREDIT SUISSE FIRST BOSTON
                                        acting through its Cayman Islands Branch

                                        By:  /s/ Jay Chall
                                             -----------------------------------
                                             Name:  Jay Chall
                                             Title: Director

                                        By:  /s/ Barbara Wong
                                             -----------------------------------
                                             Name:  Barbara Wong
                                             Title: Associate

                                        UBS AG, CAYMAN ISLANDS BRANCH

                                        By:  /s/ Patricia O'Kicki
                                             -----------------------------------
                                             Name:  Patricia O'Kicki
                                             Title: Director

                                        By:  /s/ Wilfred V. Saint
                                             -----------------------------------
                                             Name:  Wilfred V. Saint
                                             Title: Associate Director

                                        WACHOVIA BANK, N.A.

                                        By:  /s/ Nathan R. Rantala
                                             -----------------------------------
                                             Name:  Nathan R. Rantala
                                             Title: Vice President

                                        BMO NESBITT BURNS FINANCING, INC.

                                        By:  /s/ Brian L. Banke
                                             -----------------------------------
                                             Name:  Brian L. Banke
                                             Title: Managing Director

                                        THE BANK OF NOVA SCOTIA

                                        By:  /s/ Todd S. Meller
                                             -----------------------------------
                                             Name:  Todd S. Meller
                                             Title: Managing Director

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                                        BNP PARIBAS

                                        By:  /s/ Richard Pace
                                             -----------------------------------
                                             Name:  Richard Pace
                                             Title: Director

                                        By:  /s/ Henry Gaw
                                             -----------------------------------
                                             Name:  Henry Gaw
                                             Title: Manager

                                        BANK OF MONTREAL

                                        By:  /s/ Brian L. Banke
                                             -----------------------------------
                                             Name:  Brian L. Banke
                                             Title: Managing Director

                                        HSBC BANK USA

                                        By:  /s/ Christopher M. Samms
                                             -----------------------------------
                                             Name:  Christopher M. Samms
                                             Title: First Vice President

                                        ROYAL BANK OF CANADA

                                        By:  /s/ Scott Umbs
                                             -----------------------------------
                                             Name:  Scott Umbs
                                             Title: Manager

                                        SOCIETE GENERALE

                                        By:  /s/ Carol Radice
                                             -----------------------------------
                                             Name:  Carol Radice
                                             Title: Vice President

                                        SUNTRUST BANK

                                        By:  /s/ William Humphries
                                             -----------------------------------
                                             Name:  William Humphries
                                             Title: Director